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                                                                   EXHIBIT 11(b)

                         Consent of Independent Auditors


         We consent to the reference to our firm under the caption "Auditors" in the Statements of Additional Information for the Real Return Advantage Fund, Equity Index Fund, Core Equity Fund, and Foreign Equity Fund in this Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A
No. 33-488/811-4416) of the Armada Funds.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 10, 1997